NEW ENGLAND ZENITH FUND

                        POWER OF ATTORNEY


     We, the undersigned members of the Board of Trustees of New England Zenith Fund, hereby severally constitute and appoint Anne M. Goggin, Frederick K. Zimmermann, Frank Nesvet, Beverly J. DeWitt and John F. Guthrie, Jr. and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements and amendments thereto.

     Witness our hands on the date set forth below.

         Signature                  Title             Date

                                Member of the     May 31, 1995
/s/ NANCY HAWTHORNE           Board of Trustees
     Nancy Hawthorne

                                Member of the     May 31, 1995
/s/ JOSEPH M. HINCHEY         Board of Trustees
     Joseph M. Hinchey

                                Member of the     May 31, 1995
/s/ RICHARD S. HINCHEY, JR    Board of Trustees
     Richard S. Humphrey,
Jr.

                                Member of the     May 31, 1995
/s/ ROBERT B. KITTEDGE        Board of Trustees
     Robert B. Kittredge

                                Member of the     May 31, 1995
/s/ LAURENS MACLURE           Board of Trustees
     Laurens MacLure

                                Member of the     May 31, 1995
/s/ DALE ROGERS MARSHALL      Board of Trustees
     Dale Rogers Marshall

                                Member of the     May 31, 1995
/s/ JOSEPH F. TURLEY          Board of Trustees
     Joseph F. Turley


                     NEW ENGLAND ZENITH FUND

                        POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of New England Zenith Fund, hereby severally constitute and appoint Frederick K. Zimmermann, Frank Nesvet, Beverly J. DeWitt and John F. Guthrie, Jr. and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 31st of May, 1995.




                                   /s/ ANNE GOGGIN
                                   Anne M. Goggin
                                   Trustee




                     NEW ENGLAND ZENITH FUND

                        POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of New England Zenith Fund, hereby severally constitute and appoint Anne M. Goggin, Frank Nesvet, Beverly J. DeWitt and John F. Guthrie, Jr. and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 31st of May, 1995.




                                   /s/ FREDERICK K. ZIMMERMANN
                                   Frederick K. Zimmermann
                                   Chairman of the Board of
Trustees